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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                       Date of Report: May 12, 1997
                     (Date of earliest event reported)


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                        FEDERAL EXPRESS CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
                         (State of Incorporation)

           1-7806                                71-0427007
   (Commission File Number)           (IRS Employer Identification No.)


             2005 Corporate Avenue, Memphis, Tennessee  38132
                 (Address of principal executive offices)

    Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-07691, which was declared effective on July 10, 1996, as amended by Post-Effective Amendment No. 1 to such Registration Statement, which was declared effective on April 28, 1997.

Exhibit              Description of Exhibit
-------              ----------------------

4.a.3 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association

4.a.4                Form of Pass Through Certificate
                     (included in Exhibit 4.a.3)

5.e                  Opinion of Ray, Quinney & Nebeker, counsel for the Pass
                     Through Trustee

23.1                 Consent of Aircraft Information Services, Inc.

23.2                 Consent of Simat, Helliesen & Eichner, Inc.

23.3                 Consent of Morten Beyer and Associates, Inc.

23.4 Consent of Ray, Quinney & Nebeker, counsel for the Pass Through Trustee (included in Exhibit 5.e)

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of First Security Bank, National Association

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                     ---------------------------
                                     Michael W. Hillard
                                     Vice President and Controller
                                     (principal accounting officer)


Dated:  May 13, 1997

                               EXHIBIT INDEX



Exhibit              Description of Exhibit
-------              ----------------------

4.a.3 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association

4.a.4                Form of Pass Through Certificate
                     (included in Exhibit 4.a.3)

5.e                  Opinion of Ray, Quinney & Nebeker, counsel for the Pass
                     Through Trustee

23.1                 Consent of Aircraft Information Services, Inc.

23.2                 Consent of Simat, Helliesen & Eichner, Inc.

23.3                 Consent of Morten Beyer and Associates, Inc.

23.4 Consent of Ray, Quinney & Nebeker, counsel for the Pass Through Trustee (included in Exhibit 5.e)

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of First Security Bank, National Association